SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                December 31, 1997

                       THE FIRST NATIONAL BANK OF ATLANTA
                       ----------------------------------
              (Exact name of Registrant as specified in its charter)
                   (Originator of the Wachovia Credit Card Master Trust)

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
   UNITED STATES                                        33-95714                                         22-2716130
   UNITED STATES                                        33-99442-01                                      22-2716130
-------------------                                     ------------                                    ------------
  (State or other                                      (Commission                                  (I.R.S. Employer
  Jurisdiction of                                     File Number)                                Identification No.)
   Incorporation)

                                                    77 Read's Way
                                             New Castle Corporate Commons
                                              New Castle, Delaware 19720
                                       (Address of principal executive offices)

                          Registrant's telephone number, including area code: (302) 323-2359
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                                   Page 1 of 4
                         Exhibit Index appears on Page 4

                                     Page 1

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ITEM 5.  OTHER EVENTS

         The Registrant hereby incorporates by reference the information contained in Exhibit 28 hereto in response to this Item 5.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

            (c)  Exhibits
            28.1  Monthly Servicer's Certificate - December 31, 1997
            28.2  Monthly Series 1995-1 Certificateholders'
                  Statement - December 31, 1997
                                     Page 2

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       THE FIRST NATIONAL BANK OF ATLANTA
                       -----------------------------------
                                  (Registrant)
              (Originator of the Wachovia Credit Card Master Trust)



Dated: January 23, 1997                        By: ___________________________
                                               Name:  /s/Donald K. Truslow
                                               Title:  Comptroller




                                     Page 3


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                                INDEX TO EXHIBITS

                                                                                                        SEQUENTIALLY
      EXHIBIT                                                                                            NUMBERED
       NUMBER                                          EXHIBIT                                           PAGES
     ---------                                        --------                                          --------
        28.1         Monthly Servicer's Certificate - December 31, 1997                                   1-7
        28.2         Monthly Series 1995-1 Certificateholders' Statement - December 31, 1997              1-10

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